[front cover]

[graphic: background photo of prospectus page, in the shape of a circle. Words overlayed: GROWTH, LARGE CAP, SMALL CAP


                          [logo: LIBERTY ALL[Star]STAR
                          ----------------------------
                                  GROWTH FUND]

                         A N N U A L R E P O R T 1 9 9 8

[logo: LIBERTY ALL[Star]STAR               [Logo:"ASG
----------------------------                      Listed NYSE
       GROWTH FUND]                               THE NEW YORK STOCK EXCHANGE"]

 ................................................................................
Why should the benefits of institutional-like investing be reserved for institutions?

ONE OF THE MOST THOROUGH, SOPHISTICATED, DELIBERATE FORMS OF INVESTMENT MANAGEMENT IS THAT PROVIDED ON BEHALF OF MAJOR INSTITUTIONS, INCLUDING LARGE CORPORATE PENSION PLANS, MAJOR FOUNDATIONS AND UNIVERSITY ENDOWMENT FUNDS. ALTOGETHER, THEIR ASSETS EXCEED $7 TRILLION IN THE UNITED STATES ALONE.

IN LATE 1995, LIBERTY ASSET MANAGEMENT COMPANY ("LAMCO") ASSUMED FULL MANAGEMENT RESPONSIBILITY FOR LIBERTY ALL-STAR GROWTH FUND, INC. (THE "FUND"), FORMERLY THE CHARLES ALLMON TRUST, INC., AND RESTRUCTURED IT TO BRING THE BENEFITS OF INSTITUTIONAL-LIKE INVESTING TO YOU, THE INDIVIDUAL INVESTOR.

GENERALLY SPEAKING, THE INSTITUTIONAL INVESTING PROCESS IS CHARACTERIZED BY THE STRATEGIC ALLOCATION OF ASSETS TO MULTIPLE MANAGERS WHO PRACTICE DIFFERENT INVESTING STYLES. CAREFULLY SELECTED TO MEET SPECIFIC INVESTMENT OBJECTIVES, THE MANAGERS ARE RIGOROUSLY MONITORED. SHOULD THEY FAIL TO MEET THE PERFORMANCE OBJECTIVES SET OUT FOR THEM, THEY ARE REPLACED BY THOSE WHO CAN.

LIBERTY ASSET MANAGEMENT COMPANY HAS ADAPTED THIS PROCESS TO DEVELOP A SPECIFIC INVESTMENT PROGRAM FOR THE FUND. A MORE DETAILED DESCRIPTION OF THIS PROGRAM IS CONTAINED ON PAGES 4 THROUGH 7.

IF THERE'S ONE THING THIS TYPE OF INVESTING CAN BE COUNTED ON TO DELIVER, IT'S CONSISTENT RESULTS. AND OUR GOALS FOR THE FUND ARE BETTER-THAN-AVERAGE LONG-TERM RETURNS AND BETTER-THAN-AVERAGE CONSISTENCY, COMPARED WITH SIMILAR GROWTH FUNDS.

ON THIS THIRD ANNIVERSARY OF THE FUND UNDER OUR MANAGEMENT, WE RENEW OUR COMMITMENT TO BRING TO THE FUND THE BEST APPLICABLE INSTITUTIONAL INVESTMENT MANAGEMENT PRACTICES AS THEY CONTINUE TO EVOLVE.

LIBERTY ASSET MANAGEMENT COMPANY

                                               LIBERTY ALL[Star]STAR GROWTH FUND
 ................................................................................

                                        1998 Annual Report Fund Manager's Letter


To Our Fellow Shareholders:                                        February 1999


     The net asset value (NAV) of a common share of the Fund increased from $11.07 on September 30, 1998, to $13.03 on December 31, 1998, after deducting the distribution of 31 cents declared during the quarter. The market price of a share of the Fund traded in a range from $8.625 to $11.813 before closing the quarter at $11.438. The ending price represented a discount to NAV of 12.2 percent compared with a discount to NAV of 6.3 percent on September 30, 1998. Key investment results and comparisons are noted below.

     As the table shows, during the fourth quarter the Fund's net asset value increased 21.1 percent, which compares with a 22.7 percent increase for the Lipper Growth Mutual Fund Average and increases of 23.1 and 26.5 percent for the Lipper Mid-Cap Mutual Fund Average and Russell MidCap Growth Index, respectively. For the full year, the Fund's net asset value increased 15.1 percent compared with a 22.9 percent increase for the Lipper Growth Mutual Fund Average, and increases of 12.3 percent and 17.9 percent for the Lipper Mid-Cap Mutual Fund Average and Russell MidCap Growth Index, respectively.

                                                  Fourth Quarter              Full Year
---------------------------------------------------------------------------------------------
LIBERTY ALL-STAR GROWTH FUND, INC.

  Shares Valued at Net Asset Value                    21.1%                      15.1%

  Shares Valued at Net Asset Value
  With Dividends Reinvested                           21.2%                      15.3%

  Shares Valued at Market Price
  With Dividends Reinvested                           13.5%                        9.3%

  Fund's Closing Price Range                    $11.688 to $8.75           $14.063 to $8.75

  Fund's Discount Range                           14.5% to 4.1%              14.5% to 0.3%

Lipper Growth Mutual Fund Average                     22.7%                      22.9%

Lipper Mid-Cap Mutual Fund Average                    23.1%                      12.3%

Russell MidCap Growth Index                           26.5%                      17.9%

Figures shown for the Fund and the Lipper Mutual Fund Averages are total returns, which include income, after deduction of fees and other operating expenses. The Fund's reinvested returns assume the exercise of all primary subscription rights in the recent rights offering. Figures shown for the Russell MidCap Growth Index are total returns including income.

--------------------------------------------------------------------------------

                                   ---[1]---

LIBERTY ALL[Star]STAR GROWTH FUND
 ................................................................................

1998 Annual Report Fund Manager's Letter

     The stock market rose sharply during the fourth quarter, with stocks across the entire capitalization range participating. Although small and mid-cap stocks kept pace in the fourth quarter, 1998 was a year that was virtually dominated by the largest growth stocks. The chart that follows illustrates the point by comparing the returns of the Russell large-cap, mid-cap and small-cap growth indices.

                             Russell Growth Indexes
[Begin Bar Chart]

                      4Q 1998             Full Year 1998
                      -------             --------------
LargeCap               26.7%                   38.7%

MidCap                 26.5%                   17.9%

SmallCap               23.6%                    1.2%

[End Bar Chart]

     The Russell LargeCap Growth Index rose 38.7 percent during 1998, compared to only 1.2 percent for the SmallCap Growth Index. Not only was this the greatest performance difference in the history of those indices, it was the fifth consecutive year of large-cap dominance. Even returns within the large-cap index itself were narrowly focused. In 1998, the largest 40 stocks in the Russell LargeCap Growth Index rose 49 percent. Those same 40 stocks, or just 7 percent of the 574 stocks that make up that index, now account for 60 percent of its capitalization. Another way to determine how highly concentrated returns are in a capitalization-weighted index is to compare how it performs when all stocks are equally weighted. The average return of the 574 stocks in the Russell LargeCap Growth Index was only 13 percent during 1998, an unprecedented 25 percent less than when calculated based on a capitalization weighted basis. How long this narrow leadership will persist is open for discussion and debate.

     LAMCO allocates one-third of your Fund's assets to a small capitalization portfolio manager and another third to one that focuses primarily on large companies. The third manager, William Blair, invests in companies that span a broad capitalization range, including small, mid and large stocks. The Fund has a mid-cap orientation when we blend these three managers, and therefore, it has been challenging to keep pace with the larger capitalization benchmarks, like the Lipper Growth Mutual Fund Average. A more appropriate comparison would be the Lipper Mid-Cap Mutual Fund Average which has a more comparable capitalization structure.

                                   ---[2]---

                                              LIBERTY ALL[Star]STAR GROWTH FUND
 ................................................................................

                                        1998 Annual Report Fund Manager's Letter

The chart below shows that the Fund has performed well when compared to funds of similar size.

                             Performance Comparison
                        Periods Ending December 31, 1998

[Begin Bar Chart]

                              1 Year             3 Years
                              ------             -------
Lipper Mid-Cap                 12.3%              16.8%
Mutual Fund Average

All-Star Growth                15.1%              19.8%
NAV

[End Bar Chart]

     Later this year, Lipper, Inc. (formerly Lipper Analytical Services, Inc.) will create more categories of growth fund peer groups. Those categories will include a more specific focus on capitalization, which will be based on a fund's actual portfolio holdings. This will enable better performance comparisons because funds will be segregated into similiar capitalization ranges. We will update you later in the year with these developments and how they will impact the classificiation of your Fund.

     In addition to our traditional Manager Roundtable that begins on page 14, we have included an interview with John Carberry, Chairman of the Fund's Board of Directors, and William Parmentier, President of Liberty Asset Management Company. We encourage you to read this interview, which provides insights into multi-management as an investment strategy and how LAMCO has implemented that strategy for individual investors.

     Thank you for your continuing support of the Fund.

Sincerely,


/s/ Richard R. Christensen
--------------------------
Richard R. Christensen
President, Liberty All-Star Growth Fund, Inc.
Chairman, Liberty Asset Management Company


/s/ William R. Parmentier, Jr.
------------------------------
William R. Parmentier, Jr.
Chief Investment Officer, Liberty All-Star Growth Fund, Inc.
President, Liberty Asset Management Company

                                   ---[3]---

LIBERTY ALL[Star]STAR GROWTH FUND
 ................................................................................

Why Multi-Management?

Most mutual funds are run by a single portfolio manager or an in-house team of managers who pursue a particular investment style. This structure produces commendable results when the manager or team's investment style is working. But styles go in and out of favor. When that happens, performance usually follows suit as depicted below:

[flow chart showing time progression: Managers' Style in Favor Flows to Manager's Style Out of Favor to Manager's Style in Favor, with respect to Stock Market Returns]

Liberty All-Star Growth Fund utilizes multi-management, the same approach that is practiced by most large institutions such as pension and endowment plans. Rather than rely on a single investment style, multi-management combines managers who practice different investment styles to reduce volatility while producing attractive returns. The graph below shows the improved consistency and return that can be achieved by combining managers who employ different investment styles. Note that the combined results produce a greater and more consistent return than a single manager can typically achieve.

[flow chart showing time progression: Manager A's Style in Favor Flows to Manager A's Style Out of Favor to Manager A's Style in Favor, while concurrently, Manager B's Style Out of Favor Flows to Manager B's Style in Favor to Manager B's Style Out of Favor, with respect to both Multi-manager Returns and Stock Market Returns]

                                   ---[4]---

                                               LIBERTY ALL[Star]STAR GROWTH FUND
 ................................................................................

                                               LAMCO's Multi-Management Program:
                                                   Constructing the Manager Team

LAMCO has identified three different styles to achieve the Fund's investment objectives.

There are two broad styles of investing, Growth and Value. The Growth style focuses on the selection of companies whose growth prospects are better than the average company. The other style is Value, which focuses on the selection of companies that trade at comparatively low multiples of company earnings and book value. Since the Fund has a growth focus, two-thirds of the assets are divided among two growth managers who practice a specific style of investing within this broad style. The other style, representing one-third of the assets, is contrarian in nature; that is, it has characteristics of both Growth and Value. The style of each manager is shown in the pie chart below.

In addition to producing greater performance consistency, the other objective of multi-management is to produce above-average returns; and to fulfill that objective LAMCO searches for successful, independent investment management organizations to hire as Portfolio Managers for the Fund. Several hundred equity management organizations are well-qualified to manage large investment portfolios. In researching and selecting them, LAMCO focuses on managers who have:

o  A constant focus on a particular style of investing.

o  A disciplined investment decision-making process.

o  A record of success relative to other managers who practice the same style.

o Continuity among the investment professionals, so that those who have built the record remain the managers.

o  A well-managed, highly responsive organization.

The pie chart below shows the Portfolio Manager lineup and percentage allocations to each.

[Begin Pie Chart]

1/3 -- OPPENHEIMER CAPITAL
       Companies that exhibit the ability to
       generate excess cash flow while earning
       high returns on invested capital.

1/3 -- WILLIAM BLAIR & COMPANY
       Companies with high profitability and
       enduring growth across a broad range
       of market capitalizations.

1/3 -- MISSISSIPPI VALLEY ADVISORS INC.
       Small capitalization growth companies that sell at a reasonable current price relative to their projected growth rates.

[End Pie Chart]

                    As with anything in investments, circumstances change, so...

                                   ---[5]---

LIBERTY ALL[Star]STAR GROWTH FUND
 ................................................................................

LAMCO's Multi-Management Program:
Manager Evaluation and, Occasionally, Replacement

 ...LAMCO conducts continuing evaluation of the Portfolio Managers. The purpose is to be sure that each is still the best choice for the Fund. Through frequent meetings with the Portfolio Managers, and through qualitative and quantitative analyses, each is continually evaluated to assure that:

o  It is consistently practicing its Investment Style.

o  Its transactions and holdings reflect the Style.

o  Its organization and investment process continue to support the Style.

o Its investment performance is competitive when compared with other managers using a similar Style.

Also, LAMCO is alert to assuring the proficiency of the Portfolio Manager team. The objective is to be certain that the team remains an optimal combination, giving the Fund the full benefits of Multi-Management.
The procedures include:

o Assuring that the Fund's total portfolio has the proper investment characteristics.

o  Researching new investment managers as possible future Portfolio Managers.

o Making Portfolio Manager changes when necessary. Two Portfolio Managers have been replaced since LAMCO assumed management responsibility for the entire Fund in November 1995.

Further, LAMCO shifts assets among the Portfolio Managers at selected times. As the previous pie chart indicates, the Fund's assets are allocated among three Portfolio Managers to provide the desired style diversification. However, each day stock market action changes the actual assets under management of the various managers. Accordingly, from time to time, LAMCO reallocates assets back to the original allocations in order to preserve the benefits of the Fund's Multi-Management methodology. This procedure is called rebalancing.

The anatomy of the Fund's Multi-Management structure is visible in its Portfolio Characteristics on the following page. For reference, they are compared with the S&P SmallCap 600 Index and the S&P 500 Index.

                                   ---[6]---

                                               LIBERTY ALL[Star]STAR GROWTH FUND
 ................................................................................

                                               LAMCO's Multi-Management Program:
                                                       Portfolio Characteristics

MANAGERS' DIFFERING INVESTMENT STYLES ARE REFLECTED IN PORTFOLIO
CHARACTERISTICS

     The Portfolio Characteristics table below is a regular feature of the Fund's shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund's three Portfolio Managers. These differences are a reflection of the fact that each pursues a different Investment Style. The shaded column highlights the characteristics of the Fund as a whole, while the first column shows portfolio characteristics for the S&P SmallCap 600 Index (a representative index of small capitalization companies), and the final column shows portfolio characteristics for the S&P 500 Stock Index (a representative index of large capitalization companies).

THE FUND'S THREE PORTFOLIO MANAGERS AND THE INVESTMENT STYLES THEY PRACTICE ARE:

MISSISSIPPI VALLEY ADVISORS INC. (MVA)

Small capitalization growth companies that sell at a reasonable current price relative to their projected growth rates.

WILLIAM BLAIR & COMPANY
Companies with high profitability and enduring growth across a broad range of market capitalizations.

OPPENHEIMER CAPITAL
Companies that exhibit the ability to generate excess cash flow while earning high returns on invested capital.

PORTFOLIO CHARACTERISTICS
AS OF DECEMBER 31, 1998
(UNAUDITED)                         MARKET CAPITALIZATION SPECTRUM
                                    SMALL                    LARGE
                                    [Graphic of Horizontal Gradient Bar
                                     from Lesser to Greater Percentage of Color]

                                                      S&P
                                                    SMALLCAP             WILLIAM      OPPEN-   |  TOTAL  |      S&P
                                                   600 INDEX    MVA       BLAIR       HEIMER   |   FUND  |   500 INDEX
--------------------------------------------------=============================================|=========|=============
                                                                                               |         |
Number of Holdings                                     600       74         40          32     |    141  |        500
-----------------------------------------------------------------------------------------------|---------|-------------
Percent of Holdings in S&P 500                          --       7%         64%         72%    |     47% |         --
-----------------------------------------------------------------------------------------------|---------|-------------
Weighted Average Market Capitalization (billions)     $1.0      $1.7      $33.2       $46.2    |   $26.1 |      $87.2
-----------------------------------------------------------------------------------------------|---------|-------------
Average Five-Year Earnings Per Share Growth             --       22%        28%         18%    |     23% |        16%
-----------------------------------------------------------------------------------------------|---------|-------------
Dividend Yield                                        0.8%      0.5%       0.4%        1.2%    |    0.7% |       1.3%
-----------------------------------------------------------------------------------------------|---------|-------------
Average Price/Earnings Ratio                           20x       21x        34x         19x    |     25x |        26x
-----------------------------------------------------------------------------------------------|---------|-------------
Average Price/Book Value Ratio                        2.4x      3.4x       6.8x        4.3x    |    4.8x |       5.9x
-----------------------------------------------------------------------------------------------|---------|-------------

                                   ---[7]---

LIBERTY ALL[Star]STAR GROWTH FUND
 ................................................................................

Top 50 Holdings
As of December 31, 1998

  RANK          RANK                                                          MARKET
  AS OF         AS OF                                                         VALUE         PERCENT OF
12/31/98       9/30/98       SECURITY NAME                                    ($000)        NET ASSETS
-------------------------------------------------------------------------------------------------------
    1             1          Freddie Mac                                     $5,671             2.9%
    2            21          Citigroup, Inc. *                                4,455             2.2
    3             3          Intel Corp.                                      3,687             1.9
    4            10          Staples, Inc.                                    3,342             1.7
    5             2          Automatic Data Processing, Inc.                  3,208             1.6
    6            12          Home Depot, Inc.                                 3,182             1.6
    7             6          R.R. Donnelley & Sons Co.                        3,128             1.6
    8             7          Nokia Corp. ADR                                  3,011             1.5
    9             4          EXEL Limited                                     3,000             1.5
   10             5          Sprint Corp.                                     2,944             1.5
   11            14          AFLAC, Inc.                                      2,860             1.4
   12             8          Countrywide Credit Industries, Inc.              2,760             1.4
   13             9          ACE Limited                                      2,583             1.3
   14            19          AirTouch Communications, Inc.                    2,380             1.2
   15            27          Sterling Commerce, Inc.                          2,228             1.1
   16            46          Texas Instruments, Inc.                          2,208             1.1
   17            23          CVS Corp.                                        2,200             1.1
   18            25          American International Group, Inc.               2,174             1.1
   19            11          Minerals Technologies, Inc.                      2,157             1.1
   20            16          Covance, Inc.                                    2,149             1.1
   21           115          USFreightways Corp.                              2,128             1.1
   22            32          MBNA Corp.                                       2,113             1.1
   23            17          Transamerica Corp.                               2,079             1.0
   24            15          AMR Corp.                                        2,078             1.0
   25            30          Acxiom Corp.                                     2,074             1.0
   26            34          Medtronic, Inc.                                  2,042             1.0
   27            35          General Electric Co.                             2,041             1.0
   28            24          Molex, Inc.                                      2,037             1.0
   29            36          Progressive Corp.                                2,033             1.0
   30            31          IMS Health, Inc.                                 2,014             1.0
   31            22          Wells Fargo & Co.                                1,997             1.0
   32            74          PRI Automation, Inc.                             1,938             1.0
   33            56          Lowe's Companies, Inc.                           1,863             0.9
   34            18          Omnicare, Inc.                                   1,856             0.9
   35            26          Microsoft Corp.                                  1,831             0.9
   36            52          Carnival Corp.                                   1,814             0.9
   37            37          Biomet, Inc.                                     1,811             0.9
   38            48          Morgan Stanley Dean Witter & Co.                 1,775             0.9
   39            53          Kulicke and Soffa Industries, Inc.               1,773             0.9
   40            28          Office Depot, Inc.                               1,773             0.9
   41           113          HEALTHSOUTH Corp.                                1,751             0.9
   42            47          State Street Corp.                               1,725             0.9
   43            13          Lockheed Martin Corp.                            1,695             0.9
   44            62          Concord EFS, Inc.                                1,684             0.8
   45            63          National Data Corp.                              1,636             0.8
   46            83          Arrow Electronics, Inc.                          1,601             0.8
   47            68          SMART Modular Technologies, Inc.                 1,582             0.8
   48            39          Household International, Inc.                    1,581             0.8
   49            57          SunGard Data Systems, Inc.                       1,552             0.8
   50            49          May Department Stores Co.                        1,509             0.8

* Citicorp merged with Travelers Group, Inc. to form Citigroup, Inc.

                                   ---[8]---

                                               LIBERTY ALL[Star]STAR GROWTH FUND
 ................................................................................

                                       Major Stock Changes in the Fourth Quarter

The following are the major ($500,000 or more) stock changes -- both additions and reductions -- that were made in the Fund's portfolio during the fourth quarter of 1998.

                                                                  SHARES
                                           ======================================================
                                                                                     HELD AS
SECURITY NAME                                 ADDITIONS         REDUCTIONS         OF 12/31/98
-------------------------------------------------------------------------------------------------
Anchor Gaming                                   11,514                                11,514

Cooper Cameron Corp.                            39,000                                39,000

Cullen/Frost Bankers, Inc.                      11,664                                11,664

Etec Systems, Inc.                              25,526                                25,526

HEALTHSOUTH Corp.                               56,700                               113,400

Ocean Energy, Inc.                              60,000                               100,750

Tekelec                                         48,000                                48,000

Texas Industries, Inc.                          24,000                                24,000

USFreightways Corp.                             43,266                                73,066

Young Broadcasting, Inc. - Class A              19,536                                19,536



Adaptec, Inc.                                                     (35,000)                 0

Allergan, Inc.                                                    (11,000)            15,700

CDW Computer Centers, Inc.                                         (5,900)            10,100

Champion International Corp.                                      (25,000)                 0

Cintas Corp.                                                      (12,700)                 0

Flextronics International Ltd.                                    (21,000)                 0

Mattel, Inc.                                                      (29,000)                 0

Office Depot, Inc.                                                (28,000)            48,000

Pfizer, Inc.                                                      (11,000)                 0

                                   ---[9]---

LIBERTY ALL[Star]STAR GROWTH FUND
 ................................................................................

LAMCO Management Interview

[Photo of John V. Carberry and William R. Parmentier, Jr.]

Chairman of Liberty All-Star Growth Fund's Board of Directors John V. Carberry
(left) with LAMCO President William R. Parmentier, Jr.

An In-Depth Look at
Liberty All-Star Growth Fund
With Two of the People
Responsible for Guiding It

INSIGHTS INTO THE ROLE OF THE FUND MANAGER, MULTI-MANAGEMENT, MANAGER EVALUATION, MANAGER REPLACEMENT AND ASSET REBALANCING

The following is an interview with John V. Carberry, Chairman of Liberty All-Star Growth Fund's Board of Directors and William R. Parmentier, Jr., President of Liberty Asset Management Company (LAMCO), which serves as the Fund Manager. This wide ranging discussion gives shareholders the opportunity to meet two people responsible for key aspects of the Fund's management and to gain insights into many of the factors that distinguish Liberty All-Star Growth Fund from other mutual funds.

One of the distinguishing features of Liberty All-Star Growth Fund is that it is a multi-managed fund. What is multi-management and what are its benefits?

PARMENTIER: Multi-management is an investment strategy where the portfolio assets are allocated among several portfolio managers pursuing different investment styles. A benefit of this approach is in its ability to achieve a specific investment objective with reduced risk. Blending various managers' investment styles in a single portfolio has the effect of lowering overall portfolio risk below that of any individual manager on a stand-alone basis. Another benefit is that these managers are carefully selected to meet specific investment objectives and are rigorously monitored. Should they fail to meet the performance objectives set out for them, they are subject to being replaced. Since they are independent organizations, we are always able to maintain our objectivity throughout the entire process.

CARBERRY: That's right, over time multi-management provides investors with a more favorable long-term risk-return profile. With multi-management, returns in years when the stock market is strong may not be at the very top of the range when compared with other managers, but certainly in the top half and very often in the top third. On the other hand, in a poor year for the stock market, returns won't sink to the bottom. In effect, you will generally have more consistent and predictable returns, which will translate into superior long-term results.

The point, then, seems to be one of consistency of returns.

PARMENTIER: Yes, absolutely. Our multi-management investment approach, by design, probably will not hit a performance "home run" in any given year. However, it will avoid the bad years when it underperforms its objective significantly. It's all about consistency over time; that's where this strategy adds value. Large institutions have long understood, as LAMCO does, that investment discipline and patience are the key to superior long-term results.

One of multi-management's main benefits for the individual investor, or for any investor for that matter, is diversification. How, specifically, does that apply to the Fund?

                                   ---[10]---

                                               LIBERTY ALL[Star]STAR GROWTH FUND
 ................................................................................

                                                      LAMCO Management Interview

PARMENTIER: The Fund is not diversified simply by randomly combining three top performing managers. True, we seek to retain the highest quality firms, but they are also chosen based upon how they complement each other. The combined manager line-up must create a fund that is appropriately structured to fulfill its stated investment objective. While there are various approaches to combining investment styles in a multi-managed portfolio, Liberty All-Star Growth Fund blends managers that invest in small, mid- and large capitalization stocks.

CARBERRY: To take it a step further, there are style subcategories. For example, within the growth category there are momentum investors who will pay very high prices for stocks if their earnings growth rate is accelerating or there is a positive earnings surprise. On the other hand are the so-called "GARP" investors, or "growth at a reasonable price" investors. They'll pay for growth, but they want to pick it up at a reasonable price. The point is that within the Fund we have three managers and each takes a slightly different approach to its basic investment discipline.

[Photo of William R. Parmentier, Jr.]

[side caption]
"During the past three years we have witnessed an unprecedented dispersion in returns between large and small capitalization stocks. I believe LAMCO's multi-management approach has served shareholders well during this extraordinary period."
[end side caption]

The Fund has been multi-managed since LAMCO assumed full management responsibilities three years ago. How and where did multi-management investing get its start?

PARMENTIER: The concept of multi-management evolved from the institutional investment management environment. This would include corporate pension plans, major foundations and university endowment funds. By employing independent investment managers who practice different but complementary styles, these institutions found that they were able to produce better results over time than if they had employed a single manager practicing one style of investment management.

[Photo of John V. Carberry]

[side caption]
"This is a discipline [rebalancing] that makes sure we don't lose sight of what we're really trying to do, and that is maintain the risk/return ratio in our shareholders' favor."
[end side caption]

LAMCO launched another multi-managed fund in 1986 -- Liberty All-Star Equity Fund. Didn't it play a major role in bringing multi-management to individual investors?

PARMENTIER: It sure did. It was unique in that for the first time it gave the individual investor access to portfolio managers and an investment approach that previously were available only to large institutional investors, which probably explains why it was one of the most successful closed-end offerings of its time.

That brings up a point -- the three portfolio managers for the Fund are familiar with operating in a multi-management environment. That is, they're accustomed to carrying out their own styles independent of what others in the "line-up" are doing.

PARMENTIER: That is correct and it is one of the advantages the Fund provides. Individual investors have access to the same thinking and investment expertise as the largest institutions. The firms that LAMCO retains manage their portion of the Fund's assets as a separate account based upon their specific philosophy and style. Sometimes those styles use highly concentrated strategies but, because they are combined with other firms pursuing complementary styles, we can introduce those more focused approaches.

Back to diversification for a moment: diversification is a strength, but what about overlaps, or stocks that are owned by more than one of the Fund's three portfolio managers?

PARMENTIER: The Fund has minimal stock overlaps. The key to having minimal stock overlaps within a multi-managed portfolio is doing what John previously described. By focus-

                                   ---[11]---

LIBERTY ALL[Star]STAR GROWTH FUND
 ................................................................................

LAMCO Management Interview

ing on sub-styles, even within the basic growth investment discipline, we can seek out managers who emphasize different company attributes given their investment philosophy and process. This results in retaining managers that focus on a different universe of stocks. The advent of more sophisticated investment analytical tools has greatly enhanced LAMCO's ability to make those distinctions.

[Photo of William R. Parmentier, Jr.]

[side caption]
"Individual investors have access to the same thinking and investment expertise as the largest institutions."

Liberty Asset Management Company is the Fund Manager. Describe LAMCO's role for us.

[end side caption]

PARMENTIER: LAMCO is a manager of managers. The managers are responsible for selecting the stocks and we're responsible for selecting the managers. If we do our job effectively, we're then assembling a portfolio of superior stocks. So, our responsibility is really threefold: we must assure that we have the appropriate mix of managers; we have to make sure they are really "All-Stars" within their respective styles; and then we have to perform ongoing performance evaluation and monitoring. We need to ensure that the managers do what we expected them to do when we hired them. We need to be certain there is no style drift and there have been no major events within the organization that could impact their ability to perform up to our expectations. Finally, in addition to the investment activities of the Fund, LAMCO is responsible for all the day-to-day operational activities involved in servicing the Fund and its shareholders.

CARBERRY: Shareholders might be surprised to see the amount of analysis that LAMCO does in regard to the stock market in general and our managers specifically. Speaking from the perspective of a Director, I can say that there is an extraordinary amount of analysis that is performed, and the quality is excellent. LAMCO has state-of-the-art quantitative tools that allows them to analyze the managers' portfolios over time. The LAMCO team is quick to pick up on any kind of change. For instance, if a manager who has been retained for its "growth at a reasonable price" style should suddenly exhibit some of the characteristics of a momentum manager, LAMCO management would detect that. Such style drift would be a cause of concern, since we might already have a momentum manager, so there is a potential for overlap. Obviously, if something like this should happen, LAMCO would be communicating with the manager to ascertain if corrective action is necessary. So when LAMCO marries both the qualitative and quantitative factors they monitor, they're able to ask portfolio managers some very deep and probing questions. In that way, they're able to get comfortable with a manager and understand their investment process, buy and sell disciplines, how they add value, who the people are, and how they hire and retain key talent.

[Photo of John V. Carberry]

[side caption]
"Shareholders might be surprised to see the amount of analysis that LAMCO does ..."
[end side caption]

In the mutual fund industry, doesn't this happen more frequently than one might believe. In other words, style drift, management turnover and other events are not just exceptions.

CARBERRY: Yes, and most individual investors would probably never detect it. What often happens is that an investor puts together a portfolio of five or six mutual funds and lets it run. After three or four years, without the investor realizing it, some of those funds could be practicing the same style, therefore, the individual is not achieving the diversification desired.

PARMENTIER: Managers can perform poorly on an absolute basis just because their style is out of favor with investors. As a result, managers can then begin to "reach" for performance by investing in what happens to be working at the time. That can be dangerous because it can take the manager outside their realm of expertise and cause style drift. We require our managers to stay true to their investment discipline, and they are judged solely on how well they perform compared to their respective style and peer group.

How do you determine if a portfolio manager in the Fund should be replaced?

                                   ---[12]---

                                               LIBERTY ALL[Star]STAR GROWTH FUND
 ................................................................................

                                                      LAMCO Management Interview

PARMENTIER: The reasons for recommending replacement would generally fall into three basic categories. First would be "style drift," which simply means that the manager or firm has shifted its investment focus or style from what is was when they were originally retained. Maintaining "style purity" is important because managers are selected based upon their "style fit" within the Fund manager line-up. Also, it could be indicative of a more significant organizational change, either in the research or portfolio management ranks, which brings me to the second reason for considering replacement. We want to be assured that the firm has not undergone organizational or structural changes that would impair its ability to continue to provide quality investment management. A third reason, which is usually related to the first two, is a period of poor performance relative to other managers that practice a similar style of investing.

[Photo of William R. Parmentier, Jr.]

[side caption]
"We require our managers to stay true to their investment discipline ..." [end side caption]

What about another major responsibility of LAMCO, namely, rebalancing? Tell us what it is and why it's important.

PARMENTIER: When you assemble a group of portfolio managers in a single fund, you'll have some managers who are performing better than others because their style is in favor. When a particular manager's style is in favor, that manager's weighting in the portfolio will increase relative to the others. Left unchecked, this will build in a style bias. Periodically, then, we will rebalance the assets, that is, take assets from the manager or managers who have performed well and give them to the ones whose style has been out of favor. Now, this may seem counterintuitive -- after all, you usually want to let your winners run. We do that to an extent, but when it begins to affect the Fund's characteristics we will rebalance. At the end of the day, it's all about selling into strength and buying into weakness and not market timing or anticipating when a particular style will cycle in or out of favor.

CARBERRY: Two other thoughts: it's human nature to get caught up in your success. This is a discipline that makes sure we don't lose sight of what we're really trying to do, and that is maintain the risk/return ratio in our shareholders' favor. The other thought is that good-performing managers don't stay at the top forever. As Bill says, it's better to harvest those returns periodically by selling high and reinvesting with managers who stand to benefit from a rotation in market sentiment.

[Photo of John V. Carberry]

[side caption]
"One thing we [the Directors] all have in common is very deep and broad-based business experience."
[end side caption]

Who is responsible for the governance of the Fund?

CARBERRY: Responsibility for governance of the Fund rests with the Board of Directors who represent the interests of the shareholders. One thing we all have in common is very deep and broad-based business experience. The Directors include the former President and CEO of The First Boston Corporation, the former President of the New York Stock Exchange, the Dean of the Boston College School of Management, the former Chairman and CEO of U.S. Plywood Corporation and the former Senior Vice President of Operations at The Rockport Company. It's also very much of a "hands-on" group in terms of actively guiding policy, meeting regularly and giving the Fund the benefit of their objectivity and experience, always keeping the interests of the shareholders uppermost in mind.

1998 marked the third anniversary of LAMCO's management of the Fund in its entirety. In conclusion, how do you think the Fund has performed during that time.

PARMENTIER: During the past three years we have witnessed an unprecedented dispersion in returns between large and small capitalization stocks. I believe LAMCO's multi-management approach has served shareholders well during this extraordinary period. Our blending of managers across the entire capitalization spectrum gives the Fund a mid-cap orientation, not skewed to either small or very large capitalization companies. In fact, the Fund's three-year annualized net asset value return of 19.8% ranks in the top quartile of the funds that comprise the Lipper Mid-Cap Mutual Fund Average.

                                   ---[13]---

LIBERTY ALL[Star]STAR GROWTH FUND
 ................................................................................

Manager Roundtable

1998 Was a Year When Bigger Was Definitely Better, as the Best Returns Came from a Concentrated Group of Large Cap Stocks

FOR THE FIRST TIME, THE S&P 500 INDEX RETURNED MORE THAN 20 PERCENT FOR FOUR STRAIGHT YEARS. YET, IT WAS A HIGHLY SELECTIVE STOCK MARKET. NOW, THE PORTFOLIO MANAGERS SUGGEST WATCHING LIQUIDITY, MARKET BREADTH, INTEREST RATES AND INFLATION.

This is another in our series of Liberty All-Star Growth Fund Manager Roundtables, which we are pleased to present in our Annual Report. In this Roundtable, the Fund's portfolio managers review the year past, analyze the investment environment and highlight specific changes in their portfolios all from the perspective of their investment style and philosophy. The Fund Manager, Liberty Asset Management Company (LAMCO), serves as the moderator for the Roundtable. The participating portfolio managers and their investment styles are:

MISSISSIPPI VALLEY ADVISORS INC.
Portfolio Manager / Robert J. Anthony,
Small Cap Portfolio Manager
Investment Style / Growth -- Mississippi Valley Advisors' (MVA) investment discipline seeks to achieve a high total return by investing in a portfolio of small capitalization stocks chosen based on a bottom-up "relative value" approach in which MVA ranks candidates for investment based on relative price/earnings ratio, earnings growth and total return. The firm looks for strong management and managers with an equity stake in the company; leadership in one or two markets by one or two products; and strong financial condition as well as companies that are under-researched by Wall Street analysts.

OPPENHEIMER CAPITAL
Portfolio Manager / John G. Lindenthal, Managing Director Investment Style / Contrarian -- Oppenheimer invests in the stocks of quality companies with sound business prospects that are considered undervalued because they are currently disliked or are being overlooked by investors. Research focuses on cash flow analysis. Purchase candidates exhibit a high return on equity, large undedicated cash flow and reasonable prices in relation to book value.

WILLIAM BLAIR & COMPANY
Portfolio Manager / John F. Jostrand,
Principal and Portfolio Manager
Investment Style / Growth -- William Blair emphasizes disciplined, fundamental research to identify quality growth companies with the ability to sustain their growth over long time periods. At the core of the firm is a group of analysts who lead research aimed at identifying companies of all sizes that have the opportunity to grow in a sustainable fashion for extended periods of time.

LAMCO: Let's begin by looking at 1998, particularly from the vantage point of your investment style, with emphasis on the fourth quarter. At the same time, perhaps you could also focus on the time period between July and November, when the market went through an entire cycle in five months. What lessons should investors take away from this "time compression?" John Jostrand, start us off, please.

JOSTRAND (WILLIAM BLAIR -- GROWTH): Growth stocks generally do well in an environment of falling interest rates. Fortunately for us, our emphasis on consistent growth companies was a second factor that helped us through this period, which was very slow in terms of S&P earnings growth. As a result, we had a good fourth quarter. Obviously, some sectors had softer earnings than others, while several came through very nicely. For the full year, however, we were hindered by a strong head wind in the face of the mid-cap sector, which has been a traditional strength for us. While not as extreme in the fourth quarter as the prior few quarters, companies in that capitalization range experienced some tougher going and that continued to weigh against our performance.

-----------------------------------------------------
The views expressed in this interview represent the
managers' views at the time of the discussion and are
subject to change.
-----------------------------------------------------

                                   ---[14]---

                                               LIBERTY ALL[Star]STAR GROWTH FUND
 ................................................................................

                                                              Manager Roundtable

     Overall, the year and the final quarter affirmed some old market "saws." Easing by the Federal Reserve is a powerful tonic for what ails financial markets. Secondly, selling is the first reaction of many investors in the face of fear created by external events. In this case, the Russian default in the third quarter, coupled with the worsening impeachment clouds in Washington created just such a panic.

LAMCO: Bob Anthony, what are the thoughts at Mississippi Valley Advisors?

ANTHONY (MISSISSIPPI VALLEY ADVISORS--GROWTH): Nineteen ninety-eight ranks at the top in terms of volatile periods for small company stocks. The second half of the year represented as drastic a swing in investor psychology as we've seen in quite some time. After peaking in April, small company stocks declined precipitously, finally reaching a trough on October 8. Investor psychology over the late spring and summer months was driven by problems in Asia, Russia and Latin America compounded by political problems in the U.S. and growing fears of a global recession. This resulted in investors seeking the safe haven of U.S. Treasury securities and the perceived lower risk of large company equity investments. Liquidity concerns and the direction of corporate profits kept investors away from small company stocks, given their perceived high level of cyclicality. As a result of this psychology, small cap stocks as measured by the Russell 2000 were down 20.1 percent in the third quarter as compared to a decline of only 9.9 percent for the S&P 500. Fortunately, since the market bottom on October 8, there has been a complete reversal in the overall psychology in the market. Certainly, actions by the Federal Reserve and many countries to cut interest rates to stimulate their economies have been key factors in investors slowly coming to the conclusion that the probability of a global recession is diminished.

[side caption]
       "Easing by the Federal
  Reserve is a powerful tonic
      for what ails financial
                    markets."

John Jostrand / William Blair
[end side caption]

     While small cap stocks in the fourth quarter lagged the S&P 500's gain of
21.3 percent, rising "only" 16.3 percent, the turn was nonetheless very encouraging. It was particularly gratifying when you consider that since October 8 small cap stocks have led the market, with the Russell 2000 rising 36.0 percent through the end of 1998 versus a 28.1 percent gain for the S&P 500. While small company stocks ended the year on a good note, for the full year they were disappointing, as they underperformed their larger cap counterparts in all four quarters. For the full year, the Russell 2000 declined 2.5 percent versus the S&P 500's gain of 28.6 percent. It was truly a year where market capitalization was the principal factor affecting investment performance, not stock or industry selection. To show how dependent one's portfolio performance was on market capitalization, for the full year on an unweighted basis, stocks with a market capitalization below $250 million declined 24 percent. Stocks with a market cap of $250 million to $2 billion declined 16.6 percent, and from $2 billion to $5 billion the decline was 6 percent. Performance continued right up the line to the largest companies with market capitalizations above $20 billion, where the performance was a plus 25.9 percent. Last year's absolute underperformance of 31 percent stands out as the worst year ever for small company stocks relative to large company stocks in the 20-year history of the Russell 2000 Index. For comparison, the second worse year was 1990, when the Russell 2000 underperformed by 15 percent. It is worth noting that following the significant underperformance in 1990, the Russell 2000 in the subsequent three years advanced 46 percent, 18 percent and 19 percent as compared to gains for the S&P 500 of 30 percent, 8 percent and 10 percent.

[side caption]
"While small cap stocks in the
fourth quarter lagged the S&P
500's gain of 21.3 percent --
rising "only" 16.3 percent --
the turn was nonetheless very
encouraging."

Bob Anthony / Mississippi
Valley Advisors
[end side caption]

LAMCO: John Lindenthal, how does Oppenheimer look at 1998?

LINDENTHAL (OPPENHEIMER -- CONTRARIAN): Our style of investing lagged during 1998, especially during the recovery phase after the market lows of early October. The equity market has been primarily momentum driven, with a high degree of emphasis on large capitalization technology stocks. Although the two technology companies we own (Intel and Nokia) performed well, it is not an area of concentration for us. The large capitalization consumer

                                   ---[15]---

LIBERTY ALL[Star]STAR GROWTH FUND
 ................................................................................

Manager Roundtable

non-durables, especially pharmaceutical companies, performed well for us. This is also an area where we are underweighted. Financial companies, where we are overweighted, did not enjoy the strength of earlier years.

The obvious lesson from the very volatile period of the fall of 1998 is patience and not giving into emotional decisions. The key is fundamental analysis of individual companies and acting as an investor and not a near-term trader. Also, from an overview perspective, markets continue to be primarily liquidity driven, and the Federal Reserve has added an enormous amount of money to the financial system since early October.

[side caption]
"The obvious lesson from the
 very volatile period of the
fall of 1998 is patience and
   not giving into emotional
                 decisions."

John Lindenthal / Oppenheimer
[end side caption]

LAMCO: Let's turn to the stock market now -- what do you think the new year will bring? What are the one or two key factors investors should watch over the next few months? John Jostrand, let's start with you.

JOSTRAND (WILLIAM BLAIR -- GROWTH): The market appears slightly overvalued to us. We believe the Fed is now on hold, and that consensus thinking for modest declines in inflation and pricing power will ward off a serious bear market. Volatility is likely to moderate from last year's levels, since most investors have absorbed the implications of a slowing profit growth environment, oil price declines and commodity/manufacturing sector effects of the recession in the Far East/Japan. The macro events that investors should always watch out for are the potential for an upturn in interest rates and inflation. Otherwise, we continue to stay focused on the task of researching quality growth investments.

LAMCO: Bob Anthony, what's MVA's perspective?

ANTHONY (MISSISSIPPI VALLEY ADVISORS -- GROWTH): There are very wide ranges of valuation depending upon market capitalization and industry sector. Certainly, the extended period of underperformance has created an environment where small company stocks seem extraordinarily attractive vis-a-vis their larger counterparts. Growth rates are higher (15 percent plus versus 8 to 10 percent for the S&P 500) and valuations are significantly lower, with price/earnings ratios on forward looking earnings of 16 to 17 times versus 28 to 30 times for large companies. Keep in mind that, historically, investors have paid a slight premium for smaller companies given their higher growth rates. As a result, we believe that sooner or later these compelling valuations will lead to a period of extended outperformance. As we move to the new year we are watching quite closely to see if the broadening in performance in the stock market that has occurred since October 1998 continues.

LAMCO: Share Oppenheimer's thoughts please, John Lindenthal.

LINDENTHAL (OPPENHEIMER -- CONTRARIAN): Valuations are currently very high, but not as high as they appear because the indices are dominated by 30 or so large capitalization companies that are selling at a premium in terms of multiples of earnings and book value. The average stock is more reasonably valued. More importantly, liquidity in the financial system has been very strong and, therefore, going into 1999 we believe the market will continue to have an upward bias.

     The key factors for the individual investor to monitor is the continuation of strong liquidity flows as well as the overall trend in interest rates.

LAMCO: What are one or two stocks you're high on right now? Bob Anthony, why don't you lead off?

ANTHONY (MISSISSIPPI VALLEY ADVISORS -- GROWTH): While large capitalization technology stocks have been leaders in the market, with high profile companies such as Microsoft, Intel, Cisco and Dell showing spectacular performance, we think the stock market is rich with smaller capitalization technology companies that have lagged, but nonetheless offer exciting growth prospects. An area of focus for us has been in the electronics industry, where various semicon-

[side caption]
"The macro events that
investors should always
watch out for are the
potential for an upturn in
interest rates and inflation."

John Jostrand / William Blair
[end side caption]

                                   ---[16]---

                                               LIBERTY ALL[Star]STAR GROWTH FUND
 ................................................................................

                                                              Manager Roundtable

ductor capital goods companies seem to offer extraordinary potential for the next one to three years. Semiconductor capital equipment companies provide the equipment to manufacture semiconductors. This is an industry that should keep pace with the 15 to 20 percent long-term growth prospects of the semiconductor market. This industry was in a recession in 1998 and seems poised for a strong cyclical recovery. One company is PRI Automation. This company provides automated equipment to guide silicon wafers through the several miles and hundreds of process steps on their way to becoming integrated circuits. PRI's automation systems consist of robots, transport vehicles and software to move highly complex and expensive materials. PRI is the industry leader in its niche and has a near monopoly on these automation systems. From a cyclical trough in 1998, growth should be explosive as semiconductor companies add capacity and eventually migrate to the next generation of equipment, which will allow them to manufacture semiconductors on 12-inch wafers.

[side caption]
"... we think the stock
market is rich with smaller
capitalization technology
companies that have lagged,
but nonetheless offer
exciting growth prospects."

Bob Anthony / Mississippi
Valley Advisors
[end side caption]

LAMCO: John Lindenthal, what does Oppenheimer like?

LINDENTHAL (OPPENHEIMER -- CONTRARIAN): Two of our longstanding positions that are currently exhibiting accelerating growth are Monsanto and Sprint. In Monsanto's case, growth is being driven by not only the bio-tech related seed business but, recently, by new drugs from the company's Searle pharmaceutical division. Searle has long been a leader in the treatment of arthritis, and it recently received approval to market a new class of drugs under the name Celebrex. The potential market for this product is very large.

[side caption]
"The key factors for the
individual investor to monitor
is the continuation of strong
liquidity flows as well as the
overall trend in interest rates."

John Lindenthal / Oppenheimer
[end side caption]

     Sprint has recently spun out 20 percent of its Personal Communications Systems (PCS) to shareholders. PCS is Sprint's rapidly growing all-digital cellular phone system that, when fully completed, will cover most of the United States. Also, Sprint's long distance and regional phone businesses continue to show solid growth.

LAMCO: John Jostrand, wrap it up for us, will you?

JOSTRAND (WILLIAM BLAIR -- GROWTH): We continue to like Texas Instruments. The company chose to focus on its core integrated circuit business a couple of years ago, in which it has very strong market share and technology leadership positions. TI offers its products to large, diverse customer segments. The heightened focus on this core business has convinced us that its leadership position will yield improved profit margins over the next several years in addition to strong growth in sales, particularly in the wireless and data communications markets. The sale of its commodity memory business is a strong positive as well.

LAMCO: Thank you all very much.

                                   ---[17]---

LIBERTY ALL[Star]STAR GROWTH FUND
 ................................................................................

Schedule of Investments
December 31, 1998

COMMON STOCKS (98.5%)                                  SHARES       MARKET VALUE
================================================================================
AEROSPACE & DEFENSE (1.5%)
Boeing Co.                                             40,000       $ 1,305,000
Lockheed Martin Corp.                                  20,000         1,695,000
                                                                    ------------
                                                                      3,000,000
                                                                    ------------

AUTOS, TIRES, & ACCESSORIES (1.4%)
LucasVarity PLC ADR                                    45,000         1,507,500
Superior Industries International, Inc.                43,200         1,201,500
                                                                    ------------
                                                                      2,709,000
                                                                    ------------

BANKS (4.4%)
Associated Banc-Corp                                   19,451           664,981
Bank United Corp., Class A                             19,900           781,075
CCB Financial Corp.                                    16,100           917,700
Commercial Federal Corp.                               25,500           591,281
Cullen/Frost Bankers, Inc.                             11,664           640,062
Sovereign Bancorp, Inc.                                53,400           760,950
State Street Corp.                                     24,800         1,725,150
TCF Financial Corp.                                    29,500           713,531
Wells Fargo & Co.                                      50,000         1,996,875
                                                                    ------------
                                                                      8,791,605
                                                                    ------------

BROADCASTING & CABLE (0.4%)
Young Broadcasting, Inc. (a)                           19,536           818,070
                                                                    ------------

BUSINESS & CONSUMER SERVICES (5.2%)
Cognos, Inc. (a)                                       60,100         1,502,500
Gartner Group, Inc., Class A (a)                       52,800         1,122,000
IMS Health, Inc.                                       26,700         2,014,181
Interim Services, Inc. (a)                             22,200           518,925
Iron Mountain, Inc. (a)                                30,635         1,104,775
National Data Corp.                                    33,600         1,635,900
Rental Service Corp. (a)                               29,213           458,279
Robert Half International, Inc. (a)                    17,650           788,734
Shared Medical Systems Corp.                           23,100         1,152,113
                                                                    ------------
                                                                     10,297,407
                                                                    ------------

See Notes to Schedule of Investments.

                                   ---[18]---

                                               LIBERTY ALL[Star]STAR GROWTH FUND
 ................................................................................

                                                         Schedule of Investments

COMMON STOCKS (CONT.)                                  SHARES        MARKET VALUE
=================================================================================
CHEMICALS (3.4%)
Hanna (M.A.) Co.                                       48,721        $   599,877
Hercules, Inc.                                         25,000            684,375
Minerals Technologies, Inc.                            52,690          2,156,997
Monsanto Co.                                           30,000          1,425,000
OM Group, Inc.                                         29,000          1,058,500
RPM, Inc.                                              54,000            864,000
                                                                     ------------
                                                                       6,788,749
                                                                     ------------

COMMUNICATIONS EQUIPMENT (2.3%)
ADC Telecommunications, Inc.(a)                        24,100            837,475
Nokia Corp. ADR                                        25,000          3,010,938
Tekelec (a)                                            48,000            795,000
                                                                     ------------
                                                                       4,643,413
                                                                     ------------

COMPUTER & BUSINESS EQUIPMENT (2.1%)
CFM Technologies, Inc. (a)                             46,300            393,550
Network Associates, Inc. (a)                           22,755          1,507,519
SMART Modular Technologies, Inc. (a)                   57,000          1,581,750
Zebra Technologies Corp., Class A (a)                  24,803            713,086
                                                                     ------------
                                                                       4,195,905
                                                                     ------------

COMPUTER SERVICES & SOFTWARE (7.2%)
Acxiom Corp. (a)                                       66,900          2,073,900
Aspen Technology, Inc. (a)                             27,700            401,650
Automatic Data Processing, Inc.                        40,000          3,207,500
Concord EFS, Inc. (a)                                  39,750          1,684,406
Cotelligent Group, Inc. (a)                            33,000            703,313
Microsoft Corp. (a)                                    13,200          1,830,675
SPSS, Inc. (a)                                         34,900            658,738
Sterling Commerce, Inc. (a)                            49,500          2,227,500
SunGard Data Systems, Inc. (a)                         39,100          1,551,781
                                                                     ------------
                                                                      14,339,463
                                                                     ------------

CONSUMER PRODUCTS (1.1%)
Blyth Industries, Inc. (a)                             32,200          1,006,250
Philip Morris Companies, Inc.                          20,000          1,070,000
                                                                     ------------
                                                                       2,076,250
                                                                     ------------

See Notes to Schedule of Investments.

                                   ---[19]---

LIBERTY ALL[Star]STAR GROWTH FUND
 ................................................................................

Schedule of Investments

COMMON STOCKS (CONT.)                                  SHARES       MARKET VALUE
================================================================================
DIVERSIFIED (1.7%)
General Electric Co.                                    20,000      $ 2,041,250
Minnesota Mining & Manufacturing Co.                    20,000        1,422,500
                                                                    ------------
                                                                      3,463,750
                                                                    ------------

DRUGS & HEALTH CARE (11.2%)
Allergan, Inc.                                          15,700        1,016,575
American Oncology Resources, Inc. (a)                   64,500          939,281
Bard (C.R.), Inc.                                       25,000        1,237,500
Biomet, Inc.                                            45,000        1,811,250
Cardinal Health, Inc.                                   17,700        1,342,988
Covance, Inc. (a)                                       73,800        2,149,425
Curative Health Services, Inc. (a)                      29,500          988,250
DENTSPLY International, Inc.                            52,400        1,349,300
Elan Corp. ADR (a)                                      20,400        1,419,075
Hanger Orthopedic Group, Inc. (a)                       28,000          630,000
HEALTHSOUTH Corp. (a)                                  113,400        1,750,613
Integrated Health Services, Inc.                        26,500          374,313
Maxxim Medical, Inc. (a)                                34,045        1,012,839
Medtronic, Inc.                                         27,500        2,041,875
Ocular Sciences, Inc. (a)                               29,000          775,750
Omnicare, Inc.                                          53,400        1,855,639
Shire Pharmaceuticals Group ADR (a)                     50,302        1,018,616
Sun Healthcare Group, Inc. (a)                          62,600          410,813
                                                                    ------------
                                                                     22,124,102
                                                                    ------------

ELECTRONICS & ELECTRICAL EQUIPMENT (10.0%)
Analog Devices, Inc. (a)                                20,133          631,673
Arrow Electronics, Inc. (a)                             60,000        1,601,250
Burr-Brown Corp. (a)                                    30,926          724,828
Etec Systems, Inc. (a)                                  25,526        1,021,040
General Scanning, Inc. (a)                              78,300          474,694
Hubbell, Inc., Class B                                  21,600          820,800
Intel Corp.                                             31,100        3,687,294
Kulicke and Soffa Industries, Inc. (a)                  99,900        1,773,225
Linear Technology Corp.                                 15,700        1,406,131
Molex, Inc.                                             63,918        2,037,386
Photronics, Inc. (a)                                    61,683        1,478,464
PRI Automation, Inc. (a)                                74,547        1,938,222

See Notes to Schedule of Investments.

                                   ---[20]---

                                               LIBERTY ALL[Star]STAR GROWTH FUND
 ................................................................................

                                                         Schedule of Investments

COMMON STOCKS (CONT.)                                  SHARES       MARKET VALUE
================================================================================
ELECTRONICS & ELECTRICAL EQUIPMENT (CONT.)
Texas Instruments, Inc.                                25,800       $ 2,207,513
                                                                    ------------
                                                                     19,802,520
                                                                    ------------

FINANCIAL SERVICES (10.7%)
Citigroup, Inc.                                        90,000         4,455,000
Countrywide Credit Industries, Inc.                    55,000         2,760,313
Finova Group, Inc.                                     20,600         1,111,113
Freddie Mac                                            88,000         5,670,500
Household International, Inc.                          39,900         1,581,038
MBNA Corp.                                             84,750         2,113,453
Morgan Stanley Dean Witter & Co.                       25,000         1,775,000
Paychex, Inc.                                          22,500         1,157,344
UniCapital Corp. (a)                                   61,506           453,607
                                                                    ------------
                                                                     21,077,368
                                                                    ------------

FOOD, BEVERAGE & RESTAURANTS (3.1%)
Brinker International, Inc. (a)                        35,000         1,010,625
Canandaigua Brands, Inc. (a)                           17,916         1,035,769
Diageo PLC ADR                                         30,000         1,387,500
Dole Food Company, Inc.                                30,000           900,000
Hormel Foods Corp.                                     26,000           851,500
Performance Food Group Co. (a)                         35,378           995,006
                                                                    ------------
                                                                      6,180,400
                                                                    ------------

HOTELS & ENTERTAINMENT/LEISURE (1.6%)
Anchor Gaming (a)                                      11,514           649,102
Carnival Corp.                                         37,800         1,814,400
Royal Caribbean Cruises Ltd.                           23,300           862,100
                                                                    ------------
                                                                      3,325,602
                                                                    ------------

INDUSTRIAL EQUIPMENT (3.4%)
Barnett, Inc. (a)                                      51,500           708,125
Caterpillar, Inc.                                      30,000         1,380,000
Dover Corp.                                            40,000         1,465,000
DT Industries, Inc.                                    38,500           606,375
Illinois Tool Works, Inc.                              25,100         1,455,800
MSC Industrial Direct Co., Inc. (a)                    28,200           638,025
Watsco, Inc.                                           31,570           528,798
                                                                    ------------
                                                                      6,782,123
                                                                    ------------

See Notes to Schedule of Investments.

                                   ---[21]---

LIBERTY ALL[Star]STAR GROWTH FUND
 ................................................................................

Schedule of Investments

COMMON STOCKS (CONT.)                                  SHARES       MARKET VALUE
================================================================================
INSURANCE (8.4%)
ACE Limited                                             75,000      $ 2,582,813
AFLAC, Inc.                                             65,000        2,860,000
American International Group, Inc.                      22,500        2,174,063
Conseco, Inc.                                           40,000        1,222,500
EXEL Limited                                            40,000        3,000,000
HCC Insurance Holdings, Inc.                            45,800          807,225
Progressive Corp.                                       12,000        2,032,500
Transamerica Corp.                                      18,000        2,079,000
                                                                    ------------
                                                                     16,758,101
                                                                    ------------

METALS & MINING (0.5%)
Freeport-McMoRan Copper & Gold, Inc., Class B           40,000          417,500
Texas Industries, Inc.                                  24,000          646,500
                                                                    ------------
                                                                      1,064,000
                                                                    ------------

OIL & GAS (1.3%)
BJ Services Co. (a)                                     15,566          243,219
Cooper Cameron Corp. (a)                                39,000          955,500
Global Industries Ltd. (a)                              82,000          502,250
Ocean Energy, Inc. (a)                                 100,750          635,984
Swift Energy Co. (a)                                    28,207          208,027
                                                                    ------------
                                                                      2,544,980
                                                                    ------------

PAPER (1.1%)
AptarGroup, Inc.                                        28,134          789,510
Bemis Co.                                               19,400          735,988
Consolidated Papers, Inc.                               20,500          563,750
                                                                    ------------
                                                                      2,089,248
                                                                    ------------

PUBLISHING (2.1%)
Applied Graphics Technologies, Inc. (a)                 59,991          989,852
R.R. Donnelley & Sons Co.                               71,400        3,128,213
                                                                    ------------
                                                                      4,118,065
                                                                    ------------

RETAIL TRADE (8.3%)
Borders Group, Inc. (a)                                 39,200          977,550
CDW Computer Centers, Inc. (a)                          10,100          968,969

See Notes to Schedule of Investments.

                                   ---[22]---

                                               LIBERTY ALL[Star]STAR GROWTH FUND
 ................................................................................

                                                         Schedule of Investments

COMMON STOCKS (CONT.)                                  SHARES         MARKET VALUE
==================================================================================
RETAIL TRADE (CONT.)
CVS Corp.                                              40,000        $  2,200,000
Home Depot, Inc.                                       52,000           3,181,750
Lowe's Companies, Inc.                                 36,400           1,863,225
Marks Brothers Jewelers, Inc. (a)                      38,700             696,600
May Department Stores Co.                              25,000           1,509,375
Office Depot, Inc. (a)                                 48,000           1,773,000
Staples, Inc. (a)                                      76,500           3,342,094
                                                                     -------------
                                                                       16,512,563
                                                                     -------------

TELECOMMUNICATIONS (3.5%)
AirTouch Communications, Inc. (a)                      33,000           2,380,125
IXC Communications, Inc. (a)                           33,500           1,126,438
Sprint Corp.                                           35,000           2,944,375
Sprint Corp. (PCS Group) (a)                           17,500             404,688
                                                                     -------------
                                                                        6,855,626
                                                                     -------------

TRANSPORTATION (2.6%)
AMR Corp. (a)                                          35,000           2,078,125
Hub Group, Inc., Class A (a)                           49,900             966,813
USFreightways Corp.                                    73,066           2,128,048
                                                                     -------------
                                                                        5,172,986
                                                                     -------------

TOTAL COMMON STOCKS (Cost $133,429,305)                               195,531,296
                                                                     -------------

See Notes to Schedule of Investments.

                                   ---[23]---

LIBERTY ALL[Star]STAR GROWTH FUND
 ................................................................................

Schedule of Investments

SHORT-TERM INVESTMENT (2.4%)                                   PAR VALUE        MARKET VALUE
============================================================================================
REPURCHASE AGREEMENT (2.4%)
ABN AMRO Chicago Corp., Repurchase Agreement
dated 12/31/98, 4.75% to be repurchased at
$4,720,490 on 1/4/99, collaterized by U.S. Treasury
notes with various maturities to 2015, with a
current market value of $4,800,976                          $  4,718,000       $  4,718,000
                                                                               -------------


TOTAL INVESTMENTS (100.9%) (COST $138,147,305) (b)                              200,249,296

OTHER ASSETS AND LIABILITIES, NET (-0.9%)                                       (1,735,426)
                                                                               -------------

NET ASSETS (100.0%)                                                            $198,513,870
                                                                               =============

NET ASSET VALUE PER SHARE (15,236,560 SHARES OUTSTANDING)                           $ 13.03
                                                                               =============

NOTES TO SCHEDULE OF INVESTMENTS:
(a) Non-income producing security.
(b) The cost of investments for federal income tax purposes is $138,317,090.
      Gross unrealized appreciation and depreciation of investments at
       December 31, 1998 is as follows:
                    Gross unrealized appreciation    $ 73,183,958
                    Gross unrealized depreciation     (11,251,752)
                                                     --------------
                    Net unrealized appreciation      $ 61,932,206
                                                     ==============

 Acronym                     Name
---------         ---------------------------
  ADR             American Depository Receipt

See Notes to Financial Statements.

                                   ---[24]---

                                               LIBERTY ALL[Star]STAR GROWTH FUND
 ................................................................................

                                             Statement of Assets and Liabilities
                                                               December 31, 1998

ASSETS:
  Investment at market value (identified cost $138,147,305)          $  200,249,296
  Receivable for investments sold                                           796,765
  Dividends and interest receivable                                         131,834
  Other assets                                                               19,686
                                                                     ---------------
    TOTAL ASSETS                                                        201,197,581
                                                                     ---------------
LIABILITIES:
  Payable for investments purchased                                         341,933
  Distributions payable to shareholders                                   1,821,412
  Management fees payable                                                   352,353
  Administrative and bookkeeping fees payable                               103,548
  Accrued expenses                                                           64,465
                                                                     ---------------
    TOTAL LIABILITIES                                                     2,683,711
                                                                     ---------------
NET ASSETS                                                           $  198,513,870
                                                                     ===============
NET ASSETS REPRESENTED BY:
  Paid-in capital (authorized 20,000,000 shares
    at $0.10 Par; 15,236,560 shares outstanding)                     $  138,499,506
  Accumulated net realized losses on investments
    less distributions                                                   (2,087,627)
  Net unrealized appreciation on investments                             62,101,991
                                                                     ---------------

TOTAL NET ASSETS APPLICABLE
TO OUTSTANDING SHARES
OF BENEFICIAL INTEREST
($13.03 PER SHARE)                                                   $  198,513,870
                                                                     ===============

See Notes to Financial Statements.

                                   ---[25]---

LIBERTY ALL[Star]STAR GROWTH FUND
 ................................................................................

Statement of Operations
Year ended December 31, 1998

INVESTMENT INCOME:
  Dividends                                                             $ 1,514,572
  Interest                                                                  293,138
                                                                        -----------
    TOTAL INVESTMENT INCOME (NET OF
    FOREIGN TAXES WITHHELD AT SOURCE
    WHICH AMOUNTED TO $11,595)                                            1,807,710
EXPENSES:
  Management fees                                       $ 1,314,930
  Administrative fee                                        390,809
  Bookkeeping fee                                            60,122
  Custodian and transfer agent fees                         136,160
  Proxy and shareholder communication expense                79,367
  Printing expense                                           71,019
  Legal and audit fees                                       57,864
  Directors' fees and expense                                42,244
  Miscellaneous expense                                      42,912
                                                        -----------
    TOTAL EXPENSES                                                        2,195,427
                                                                        -----------

NET INVESTMENT LOSS                                                        (387,717)

REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
Net realized gains on investments transactions:
  Proceeds from sales                                    59,238,800
  Cost of investments sold                               55,802,564
                                                        -----------
    Net realized gains on investment transactions                         3,436,236

Net unrealized appreciation on investments:
        Beginning of year                                42,214,044
        End of year                                      62,101,991
                                                        -----------
           Change in unrealized appreciation -- net                      19,887,947
                                                                        -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                    $22,936,466
                                                                        ===========

See Notes to Financial Statements.

                                   ---[26]---

                                               LIBERTY ALL[Star]STAR GROWTH FUND
 ................................................................................

                                             Statements of Changes in Net Assets

                                                                          YEAR ENDED DECEMBER 31,
                                                                     -----------------------------------
                                                                        1998                   1997
--------------------------------------------------------------------------------------------------------
OPERATIONS:

      Net investment loss                                            $  (387,717)           $   (272,697)

      Net realized gains on investment transactions                     3,436,236             16,539,356

      Change in unrealized appreciation-net                            19,887,947             19,867,466
                                                                     ------------           ------------
      Net increase in net assets resulting from operations             22,936,466             36,134,125
                                                                     ------------           ------------

DISTRIBUTIONS DECLARED FROM:

      Net investment income                                                    --                (35,334)

      Paid-in capital                                                 (11,582,263)                    --

      Net realized gains on investments                                (7,170,633)           (15,385,610)
                                                                     ------------           ------------
      Total distributions                                             (18,752,896)           (15,420,944)
                                                                     ------------           ------------

CAPITAL TRANSACTIONS:

      Increase in net assets from capital share transactions           27,593,181              9,386,884
                                                                     ------------           ------------
      Total increase in net assets                                     31,776,751             30,100,065

NET ASSETS:

      Beginning of year                                               166,737,119            136,637,054
                                                                     ------------           ------------
      End of year                                                    $198,513,870           $166,737,119
                                                                     ============           ============

See Notes to Financial Statements.


                                   ---[27]---

LIBERTY ALL[Star]STAR GROWTH FUND
 ................................................................................

Financial Highlights

                                                                  YEAR ENDED DECEMBER 31,
                                                      ------------------------------------------------
                                                        1998       1997       1996     1995      1994
------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year                  $12.89     $11.27     $10.55     $9.95    $10.54
                                                      -------    -------    -------   -------    ------
Income from Investment Operations:
   Net investment income (loss)                        (0.03)     (0.02)      0.01      0.31      0.23
   Net realized and unrealized
      gains (losses) on investments                     1.73       2.88       1.86      1.05     (0.24)
                                                      -------    -------    -------   -------    ------
Total from Investment Operations                        1.70       2.86       1.87      1.36     (0.01)
                                                      -------    -------    -------   -------    ------
Less Distributions from:
   Net investment income                                  --         --      (0.01)    (0.31)    (0.23)
   Paid-in capital                                     (0.83)        --         --        --        --
   Realized capital gains                              (0.52)     (1.24)     (1.01)    (0.45)    (0.35)
                                                      -------    -------    -------   -------    ------
Total Distributions                                    (1.35)     (1.24)     (1.02)    (0.76)    (0.58)
                                                      -------    -------    -------   -------    ------
Change due to rights offering (a)                      (0.21)        --         --        --        --

Impact of shares issued in dividend
   reinvestment (b)                                       --         --      (0.13)       --        --
                                                      -------    -------    -------   -------    ------

Total Distributions, Reinvestments
   and Rights Offering                                 (1.56)     (1.24)     (1.15)    (0.76)    (0.58)
                                                      -------    -------    -------   -------    ------
Net asset value at end of year                        $13.03     $12.89     $11.27    $10.55     $9.95
                                                      =======    =======    =======   =======    ======
Market price at end of year                           $11.438    $11.938    $ 9.250   $ 9.375    $8.500
                                                      =======    =======    =======   =======    ======
TOTAL INVESTMENT RETURN FOR SHAREHOLDERS: (c)
Based on net asset value                                15.3%      27.3%      18.3%     13.8%     (1.1%)
Based on market price                                    9.3%      43.6%       9.3%     19.3%    (11.6%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of year (millions)                    $199       $167       $137      $120      $113
Ratio of expenses to average net assets                 1.22%      1.20%      1.35%     1.42%     1.51%
Ratio of net investment income to
    average net assets                                 (0.22%)    (0.18%)     0.06%     2.87%     2.12%
Portfolio turnover rate                                   33%        57%        51%       82%       50%

(a) Effect of Fund's rights offering for shares at a price below net asset value.

(b) Effect of dividend reinvestment shares at a price below net asset value in accordance with the 1996 Automatic Dividend Reinvestment and Cash Purchase Plan.

(c) Calculated assuming all distributions reinvested at the actual reinvestment price and all primary rights exercised.

See Notes to Financial Statements.

                                   ---[28]---

                                               LIBERTY ALL[Star]STAR GROWTH FUND
 ................................................................................

                                                   Notes to Financial Statements
                                                               December 31, 1998

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

        Liberty All-Star Growth Fund, Inc. (the "Fund"), is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company and commenced operations on March 14, 1986. The Fund's investment objective is to seek long term capital appreciation. The Fund is managed by Liberty Asset Management Company (the "Manager"). The Manager is a subsidiary of Liberty Financial Companies, Inc., a publicly traded company of which Liberty Mutual Insurance Company is the majority shareholder.

        The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results, if different, are expected to be immaterial to the net assets of the Fund.

        VALUATION OF INVESTMENTS -- Portfolio securities listed on an exchange and over-the-counter securities quoted on the NASDAQ system are valued on the basis of the last sale on the date as of which the valuation is made, or, lacking any sales, at the mean of the closing bid and asked quotations on that date. Over-the-counter securities not quoted on the NASDAQ system are valued at the most recent bid prices on that date. Securities for which reliable quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Board of Directors. Short-term instruments maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short-term instruments with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors determines that this does not represent fair value.

        PROVISION FOR FEDERAL INCOME TAX -- The Fund qualifies as a "regulated investment company." As a result, a federal income tax provision is not required for amounts distributed to shareholders.

        OTHER -- Security transactions are accounted for on the trade date. Interest income and expenses are recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

NOTE 2. FEES PAID TO AFFILIATES

        Under the Fund's Management and Portfolio Management Agreements, the Fund pays the Manager a management fee for its investment management services at an annual rate of 0.80% of the Fund's average weekly net assets. The Manager pays each Portfolio Manager a portfolio management fee at an annual rate of 0.40% of the average weekly net assets of the portion of the investment portfolio managed by it. The Fund also pays the Manager a fee for its administrative services at an annual rate of 0.20% of the Fund's average weekly net assets. The annual fund management and administrative fees are reduced to 0.72% and 0.18%, respectively, on average weekly net assets in excess of $300 million. The aggregate annual fees payable by the Manager to the Portfolio Managers are reduced to 0.36% of the Fund's average weekly net assets in excess of $300 million. Colonial Management Associates, Inc. (an affiliate of the Manager) provides bookkeeping and pricing services for $30,000 per year plus 0.0233% of the Fund's average weekly net assets over $50 million.

        Prior to August 1, 1998, the Fund paid the Manager a management fee at an annual rate of 0.75% of the Fund's average weekly net assets. The Manager paid each Portfolio Manager a portfolio management fee at an annual rate of 0.40% of the average weekly net assets managed by it. The Fund also paid the Manager a fee for its administrative services at an annual rate of 0.25% of the Fund's average weekly net assets. The annual fund management and administrative fees were reduced to 0.5625% and 0.1875%, respectively, on average weekly net assets in excess of $125 million up to $250 million and to 0.375% and 0.125%, respectively on average weekly net assets in excess of $250 million. The aggregate

                                   ---[29]---

LIBERTY ALL[Star]STAR GROWTH FUND
 ................................................................................

Notes to Financial Statements

annual fees payable by the Manager to the Portfolio Managers were reduced to 0.30% of the Fund's average weekly net assets in excess of $125 million up to $250 million and to 0.20% on average weekly net assets in excess of $250 million.

NOTE 3. CAPITAL TRANSACTIONS

        In a rights offering commencing June 9, 1998, shareholders exercised rights to purchase 1,314,122 shares at $12.41 per share for proceeds, net of expenses, of $16,222,143. During the years ended December 31, 1998 and December 31, 1997, distributions in the amount of $11,371,038 and $9,386,884, respectively, were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value, resulting in the issuance of 984,758 and 818,429 shares, respectively.

NOTE 4. SECURITIES TRANSACTIONS

        Realized gains and losses are recorded on the identified cost basis for both financial reporting and federal income tax purposes. The cost of investments purchased and the proceeds from investments sold excluding short-term debt obligations for the year ended December 31, 1998 were $66,441,561 and $59,238,800, respectively.

        The Fund may enter into repurchase agreements and require the seller of the instrument to maintain on deposit with the Fund's custodian bank or in the Federal Reserve Book-Entry System securities in the amount at all times equal to or in excess of the value of the repurchase agreement plus accrued interest. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 5. DISTRIBUTIONS TO SHAREHOLDERS

        The Fund currently has a policy of paying distributions on its common shares totaling approximately 10% of its net asset value per year, payable in four quarterly distributions of 2.5% of the Fund's net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date.

        Distributions to shareholders are recorded on the ex-dividend date. The characterization of income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

                                   ---[30]---

                                               LIBERTY ALL[Star]STAR GROWTH FUND
 ................................................................................

                                                    Independent Auditors' Report

[logo: KPMG Peat Marwick LLP]

The Board of Directors and Shareholders
Liberty All-Star Growth Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Liberty All-Star Growth Fund, Inc. (the Fund), including the schedule of investments, as of December 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Liberty All-Star Growth Fund, Inc. as of December 31, 1998, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                       /s/ KPMG Peat Marwick LLP

Boston, Massachusetts
February 12, 1999

                                   ---[31]---

LIBERTY ALL[Star]STAR GROWTH FUND
 ................................................................................

Automatic Dividend Reinvestment & Cash Purchase Plan

     Each shareholder of the Fund will automatically be a participant in the Fund's Automatic Dividend Reinvestment and Cash Purchase Plan as amended June 30, 1996 (the "Plan"), unless the shareholder specifically elects otherwise by writing to the agent for participants in the Plan, State Street Bank and Trust Company (the "Plan Agent"), P.O. Box 8200, Boston, MA 02266-8200 or by calling 1-800-LIB-FUND (1-800-542-3863). Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee must notify their brokerage firm, bank or nominee if they do not wish to participate in the Plan.

     Under the Plan, all dividends and other distributions on shares of the Funds are automatically reinvested by the Plan Agent in additional shares of the Fund. Distributions declared payable in shares or cash at the option of shareholders are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not a discount of more than 5 percent from market price). Distributions declared payable only in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices. If, prior to the Plan Agent's completion of such open market purchases, the market price of a share equals or exceeds its net asset value, the remainder of the distribution will be paid in newly issued shares valued at net asset value (but not at a discount of more than 5% from market price). Dividends and distributions are subject to taxation, whether received in cash or in shares.

        Participants in the Plan have the option of making additional cash payments in any amount from $100 to $3,000 on a monthly basis for investment in shares of the Fund purchased on the open market. These voluntary cash payments will be invested on or about the 15th day of each calendar month, and voluntary payments should be sent so as to be received by the Plan Agent no later than 10 days before the next investment date. Barring suspension of trading, voluntary cash payments will be invested within 45 days of receipt. A participant may withdraw a voluntary cash payment by written notice received by the Plan Agent at least 48 hours before such payment is to be invested.

     The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

     There is no charge to participants for reinvesting distributions pursuant to the Plan. The Plan Agent's fees are paid by the Fund. There are no brokerage charges with respect to shares issued directly by the Fund as a result of divdends or distributions declared payable in shares or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions declared payable only in cash.

     With respect to purchases from voluntary cash payments, the Plan Agent will charge $1.25 for each such purchase for a participant, plus a pro rata share of the brokerage commissions. Brokerage charges for purchasing small amounts of shares for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, as the Plan Agent will be purchasing shares for all participants in blocks and prorating the lower commission thus attainable.

     Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee will be able to participate in the Plan only if their brokerage firm, bank or nominee is able to do so on their behalf. Shareholders participating in the Plan through a brokerage firm may not be able to transfer their shares to another brokerage firm and continue to participate in the Plan.

     Shareholders may terminate their participation in the Plan by written notice to the Plan Agent, State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. Such termination will be effective immediately if received not less than 10 days prior to the record date for a dividend or distribution; otherwise it will be effective on the first business day after the payment date of such dividend or distribution. On termination, participants may either have certificates for the Fund shares in their Plan accounts delivered to them or have the Plan Agent sell such shares in the open market and deliver the proceeds, less a $2.50 fee plus brokerage commissions, to the participant.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan.

                                   ---[32]---

                                               LIBERTY ALL[Star]STAR GROWTH FUND
 ................................................................................

                                                                 Tax Information

All 1998 distributions whether received in cash or shares of the Fund consist of the following:

(1)  long-term capital gains distributions and

(2)  return of capital.

Below is a table that details the breakdown of each 1998 distribution for federal income tax purposes.

TAX STATUS OF 1998 DISTRIBUTIONS (UNAUDITED)
================================================================================

                                ORDINARY INCOME
                                ---------------
                             NET      SHORT-TERM    LONG-TERM
              AMOUNT      INVESTMENT    CAPITAL      CAPITAL     RETURN OF
DATE PAID    PER SHARE      INCOME       GAINS        GAINS       CAPITAL
--------------------------------------------------------------------------
04/20/98        $0.35         --          --          69.09%      30.91%
--------------------------------------------------------------------------
07/06/98        $0.36         --          --          28.42%      71.58%
--------------------------------------------------------------------------
10/05/98        $0.33         --          --          28.42%      71.58%
--------------------------------------------------------------------------
01/04/99        $0.31         --          --          28.42%      71.58%

DISTRIBUTION POLICY
--------------------------------------------------------------------------------

Liberty All-Star Growth Fund, Inc.'s current policy is to pay distributions on its common shares totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund's net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. The fixed distributions are not related to the amount of the Fund's net investment income or net realized capital gains or losses. If, for any calendar year, the total distributions required by the 10 percent pay-out policy exceed the Fund's net investment income and net realized capital gains, the excess will generally be treated as a tax-free return of capital, reducing the shareholder's adjusted basis in his or her shares. If the Fund's net investment income and net realized capital gains for any year exceed the minimum amount required to be distributed under the 10 percent pay-out policy, the Fund may, at its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess.

                                   ---[33]---

[back cover]


[logo: LIBERTY ALL[Star]STAR               [Logo:"ASG
----------------------------                      Listed NYSE
       GROWTH FUND]                               THE NEW YORK STOCK EXCHANGE"]

FUND MANAGER
Liberty Asset Management Company
Federal Reserve Plaza
600 Atlantic Avenue
Boston, Massachusetts  02210-2214
1-617-722-6036
Internet:  http://www.lamco.com

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
99 High Street
Boston, Massachusetts  02110

CUSTODIAN
The Chase Manhattan Bank
270 Park Avenue
New York, NY 10017-2070

INVESTOR ASSISTANCE,
TRANSFER & DIVIDEND
DISBURSING AGENT & REGISTRAR
State Street Bank and Trust Company
P.O. Box 8200, Boston, Massachusetts  02266-8200
1-800-LIB-FUND (1-800-542-3863)

LEGAL COUNSEL
Bingham Dana LLP
150 Federal Street
Boston, Massachusetts  02110

DIRECTORS
Robert J. Birnbaum*
John V. Carberry
James E. Grinnell*
Richard W. Lowry*
William E. Mayer
Dr. John J. Neuhauser*

OFFICERS
John V. Carberry, Chairman of the Board of Directors
Richard R. Christensen, President & Chief Executive Officer
William R. Parmentier, Jr., Vice President & Chief Investment Officer Christopher S. Carabell, Vice President
Timothy J. Jacoby, Treasurer
J. Kevin Connaughton, Controller
John L. Davenport, Secretary

* Member of the audit committee.

----------------------------------------------------------------------

Liberty Asset Management Company, the Fund's manager, is one of the Liberty Financial Companies (NYSE: L).

[logo: LIBERTY
       FINANCIAL]                                                    CHACM-AR-99